KKR Real Estate Finance Trust Inc. First Quarter 2021 Supplemental Information April 26, 2021

Legal Disclosures 2 This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the severity and duration of the COVID-19 pandemic; potential risks and uncertainties relating to the ultimate geographic spread of COVID-19; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; the potential negative impacts of COVID-19 on the global economy and the impacts of COVID-19 on the Company’s financial condition and business operations; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us; difficulty or delays in redeploying the proceeds from repayments of our existing investments; the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; difficulty in obtaining financing or raising capital; adverse legislative or regulatory developments; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/ or losses to the Company or the owners and operators of the real estate securing the Company’s investments; deterioration in the performance of properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments and, potentially, principal losses to the Company; defaults by borrowers in paying debt service on outstanding indebtedness; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; the availability of qualified personnel and the Company’s relationship with our Manager; KKR controls the Company and its interests may conflict with those of the Company’s stockholders in the future; the Company’s qualification as a REIT for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940; authoritative GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the “SEC”), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I—Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in the Company’s filings with the SEC. All forward looking statements in this presentation speak only as of April 26, 2021. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of March 31, 2021 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Best In Class Portfolio

$5.3 Billion
Investment Portfolio

98.8%
Senior Loans

85%
Multifamily & Office

$123 Million
Average Loan Size

7.8%
Unfunded

Purpose built portfolio of ***senior loans*** secured primarily by ***lighter transitional, institutional multifamily and office properties*** owned by ***high quality sponsors.***

Conservative Balance Sheet

$6.1 Billion
Financing Capacity

76%
Fully Non-Mark-to-Market[(1)]

$571 Million
Current Liquidity[(2)]

Conservative liability management focused on ***diversified non-mark-to-market*** financing capacity

Fully Integrated with KKR

36%
KKR Ownership in KREF

$252 Billion
Global AUM[(3)]

$20 Billion
Balance Sheet[(3)]

$15 Billion
Real Estate AUM[(3) (4)]

90
Real Estate Professionals

One firm culture that rewards ***investment discipline, creativity, determination and patience*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Based on outstanding face amount of secured financing, including non-consolidated senior interests, and excludes convertible notes and the corporate revolving credit facility. 100% of financings are non-mark-to-capital markets marks.
(2) Includes $209.3 million in cash and $335.0 million undrawn corporate revolver capacity.
(3) As of December 31, 2020.
(4) Figures represent AUM across all KKR real estate transactions.

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KKR REAL ESTATE FINANCE TRUST

First Quarter 2021 Highlights 4 • 1Q Net income(1) of $0.52 per diluted share and Distributable Earnings(2) of $0.55 per diluted share; 128% dividend coverage in 1Q • Book value(3) of $18.89 per share, compared to $18.76 per share in 4Q’20 • Earnings benefited from portfolio performance and in-place rate floors; approximately 69% of the loan portfolio is subject to LIBOR floor of at least 1.0% with a weighted average floor of 1.43%, resulting in book value accretion • Book value(3) per share inclusive of ($1.06) per share CECL allowance • $5.3 billion predominantly senior loan portfolio • Multifamily and office assets represent 85% of loan portfolio; only 6% of portfolio is comprised of hospitality and retail assets • Weighted average risk rating of 3.1 • Received $244.3 million in loan repayments and collected 97.1% of interest payments due on loan portfolio • Originated three floating-rate senior loans totaling $534.5 million and funded $58.3 million on previously originated loans • Subsequent to quarter-end, originated two floating-rate senior loans totaling $189.7 million Note: Net income attributable to common stockholders per share and Distributable Earnings per share are based on diluted weighted average shares outstanding for the quarter ended March 31, 2021; book value per share is based on shares outstanding as of March 31, 2021. (1) Represents Net Income attributable to common stockholders. (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (3) Book value per share includes the year-to-date (“YTD”) impact of a ($0.7) million, or ($0.01) per common share, non-cash redemption value adjustment to our redeemable Special Non-Voting Preferred Stock (‘SNVPS’), resulting in a cumulative (since issuance of the SNVPS) decrease of $2.6 million to our book value as of March 31, 2021. Financials Portfolio Originations Liquidity & Capitalization • $571.1 million of available liquidity, including $209.3 million of cash and $335.0 million undrawn on the corporate revolver • 76% of financing is fully non-mark-to-market and the remaining balance is only mark-to-credit • Subsequent to quarter-end, issued 6.9 million shares of 6.5% Series A Cumulative Redeemable Preferred Stock (liquidation price of $25.0/share), and received net proceeds of $167.1 million

1Q'21 Financial Summary 5 (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Represents the GAAP principal amount on senior and mezzanine/other loans, and net equity in RECOP I. (3) Represents (i) total debt less cash to (ii) total permanent equity. The debt-to-equity ratio, adjusted for the impact of CECL allowance for credit losses, is 2.0x at 1Q'21. (4) Represents (i) total leverage less cash to (ii) total permanent equity. The total leverage ratio, adjusted for the impact of CECL allowance for credit losses, is 3.5x at 1Q'21. (5) Book value per share includes (i) CECL credit loss allowance of ($59.1) million or ($1.06) per common share, and (iii) the YTD impact of ($0.7) million, or ($0.01) per common share, non-cash redemption value adjustment to our redeemable SNVPS, resulting in a cumulative (since issuance of the SNVPS) decrease of $2.6 million to our book value as of March 31, 2021. Income Statement Balance Sheet ($ in Millions) ($ in Millions)1Q21 Net Interest Income $37.4 Other Income 1.2 Operating Expenses and Other (11.0) Benefit From Credit Loss Provision 1.6 Net Income Attributable to Common Stockholders $29.2 Weighted Average Shares Outstanding, Diluted 55,731,061 Net Income per Share, Diluted $0.52 Distributable Earnings(1) $30.4 Distributable Earnings per Share, Diluted(1) $0.55 Dividend per Share $0.43 1Q21 Total Portfolio $5,087.2 (2) Term Credit Facilities 1,017.6 Term Lending Agreement 900.0 Asset Specific Financing 60.0 Secured Term Loan 299.3 Convertible Notes 143.8 Total Debt $2,420.7 Term Loan Facility 903.5 Collateralized Loan Obligation 807.0 Total Leverage $4,131.2 Cash 209.3 Total Permanent Equity 1,050.8 Debt-to-Equity Ratio(3) 2.1x Total Leverage Ratio(4) 3.7x Shares Outstanding 55,619,428 Book Value per Share(5) $18.89

$18.45 $18.76 $18.89 $1.22 $1.09 $1.06 1Q'20 4Q'20 1Q'21 BVPS Post-CECL CECL Impact $19.67 Recent Operating Performance 6 (1) Represents Net Income attributable to common stockholders. (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. Net Income(1) and Distributable Earnings(2) ($0.61) $0.52 $0.52 $0.44 $0.48 $0.55 1Q'20 4Q'20 1Q'21 Net Income per Diluted Share Distributable Earnings per Diluted Share Dividends and Book Value Per Share Dividend per share: Dividend yield on book value per share: Net income: Distributable earnings: 1Q'20 ($35.2) $25.3 4Q'20 $28.8 $26.5 1Q'21 $29.2 $30.4 1Q'20 $0.43 9.3% 1Q'21 $0.43 9.1% 4Q'20 $0.43 9.2% $19.95$19.85 ($ in Millions) $0.43

67% 99% 98% 6% 27% 0% 20% 40% 60% 80% 100% At IPO 1Q'20 1Q'21 Senior Loan Non-Senior/ Other Loan Securities <2%<1% Conservative Portfolio Construction 7 $50 $130 $123 $0 $50 $100 $150 At IPO 1Q'20 1Q'21 Average Funded Loan Size 62% 85% 85% 31% 8% 6% 0% 20% 40% 60% 80% 100% At IPO 1Q'20 1Q'21 Multifamily and Office Hospitality and Retail 23% 10% 8% 0% 5% 10% 15% 20% 25% At IPO 1Q'20 1Q'21 Investment Portfolio Evolution Property Type Evolution Future Funding as a Percentage of Total Commitments ($ in Millions) Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine/other loans.

$5,233 $5,257 $5,035 $4,998 $5,330 $593 $78 $512 $52 $462 $498 $472 $576 $454 $54 $274 $535 $244 1Q'20 Portfolio 2Q'20 Fundings 2Q'20 Repayments 2Q'20 Portfolio 3Q'20 Fundings 3Q'20 Repayments 3Q'20 Portfolio 4Q'20 Fundings 4Q'20 Repayments 4Q'20 Portfolio 1Q'21 Fundings 1Q'21 Repayments 1Q'21 Portfolio(3) Last Twelve Months Loan Activity 8 (1) Includes capital committed to our investment in an aggregator vehicle that invests in CMBS. (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us. (3) Includes $0.8 million, $1.9 million, $1.4 million and $1.0 million PIK interest for 1Q'21, 4Q'20, 3Q'20 and 2Q'20, respectively. (4) Includes $1.2 million vertical loan syndications for 3Q'20. Portfolio Funding Activity – Outstanding Principal(1) $5,769 Future Funding Obligations(2) $5,826 (3) $5,497 ($ in Millions) $5,470 (3) (3) $5,784 (4)

1Q'21 Loan Originations – Case Studies

Investment	Dallas Office	Boston Office	Los Angeles Multifamily
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Loan Size	$87.0 million	$187.5 million[1]	$260.0 million
Location	Dallas, TX	Boston, MA	Los Angeles, CA
Collateral	Class-A Office totaling 302k SF	Three Class-A Office Buildings totaling 742k SF	536-unit Class-A Multifamily
Loan Purpose	Acquisition	Refinance	Refinance
LTV[2]	65%	71%	68%
Investment Date	January 2021	February 2021	February 2021

Asset Photos







(1) The total whole loan is $375.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF's interest was 50% of the loan or $187.5 million, of which a $150.0 million senior note was syndicated to a third party lender. Post syndication, KREF retained a mezzanine loan with a total commitment of $37.5 million, fully funded as of March 31, 2021, at an interest rate of L + 7.9%.
(2) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated.

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KKR REAL ESTATE FINANCE TRUST

Multifamily 50% Office 35% Condo (Residential) 6% Hospitality 4% Retail 2% Industrial 2% Student Housing 1% Floating 99.9% Fixed 0.1% Senior Loans 98.8% Mezz/Other 1.2% Class-A 89% Class-B 11% Multifamily Class-A 80% Class-B 20% Office KREF Loan Portfolio by the Numbers 10 Geography(2) Investment Type(3) Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans. (1) As of April 23, 2021. (2) Map excludes $5.5 million Midwest Mezzanine portfolio and $37.7 million real estate corporate loan. (3) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage and excludes vertical loan syndications. Property Type Interest Rate Type $1,265 $2,474 $3,745 $5,233 $5,330 2Q'17 1Q'18 1Q'19 1Q'20 1Q'21 Total Portfolio Growth Current Portfolio: $5.4 billion(1) Including net funding and repayment activity subsequent to quarter-end 12% 9% 12% 8% 5% 8% 7% 12% 10% Other <5%, 12% ($ in Millions) 5%

0% 4% 86% 8% 1 2 3 4 5 0% 7% 77% 14% 2% 1 2 3 4 5 Portfolio Credit Quality Remains Strong • Collected 97.1% of interest payments due on loan portfolio 11 Loan-to-Value(1,2) Risk Rating Distribution Weighted Average Risk Rating(3): 3.1 Weighted Average LTV(3): 67% (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value. (2) Includes non-consolidated senior interests and excludes vertical loan syndications, real estate corporate loan, and a non—performing 5-rated loan that was placed on non-accrual status in October 2020 and is currently in restructuring discussions. (3) Weighted average is weighted by current principal amount. (% of total portfolio) (% of portfolio) 1Q'21 Loan Count 0 21 436 Loan Count 0 22 632 4Q'20 1Q'21 4Q'20 Weighted Average LTV(3): 68% Weighted Average Risk Rating(3): 3.1 11% 26% 20% 31% 12% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 13% 31% 14% 30% 12% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 2%

Case Studies: Watch List Loans[1] (Risk Rating 4 & 5)

- Two 4-risk rated watch list loans were upgraded in 1Q to a 3-risk rating based on improved performance.

Investment	Portland Retail[2]	New York Condo	New York Condo	Brooklyn Hotel	Queens Industrial
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	October 2015	December 2018	August 2017	January 2019	July 2017
Collateral	1.1M Square Foot Retail Center	126-Unit Class-A Residential Condominium	14 Luxury Residential Condominiums	196-Key Hotel	Two Class–B Buildings Totaling 595k RSF
Loan Purpose	Refinance	Acquisition	Refinance	Refinance	Acquisition
Location	Portland, OR	New York, NY	New York, NY	Brooklyn, NY	Queens, NY
Committed Amount	$110 million	$235 million	$99 million	$77 million	$70 million
Current Principal Amount	$110 million	$202 million	$99 million	$77 million	$67 million
Loan Basis	$101 / SF	$1,262 / SF	$1,712 / SF	$394k / key	$111 / SF
Spread	L + 5.5%	L + 3.6%	L + 4.7%	L + 2.9%	L + 3.0%
LTV[3]	[3]	71%	73%	69%	77%
Max Remaining Term (Yrs.)	0.0	2.8	0.5	2.9	1.4
Loan Risk Rating	5	4	4	4	4

(1) Excludes $5.5 million mezzanine loan risk-rated 5.
(2) Loan was placed on non-accrual status in October 2020.
(3) LTV is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value. The Portland retail loan is a non-performing 5-rated loan that was placed on non-accrual status in October 2020 and is currently in restructuring discussions.

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KKR REAL ESTATE FINANCE TRUST

Financing Overview: 76% Non-Mark-To-Market

- Diversified financing sources totaling $6.1 billion with $2.0 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Face Amount	Weighted Avg. Coupon	Advance Rate	Non-MTM
Term Credit Facilities	$1,840	$1,018	L+1.7%	65.7%	- (1)
Term Lending Agreement	$900	$900	L+1.9%	79.6%	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Asset Specific Financing	$300	$60	L+1.7%	78.9%	✓
Secured Term Loan	$299	$299	L+4.8%	-	✓
Convertible Notes	$144	$144	6.1%	-	✓
Corporate Revolving Credit Facility	$335	$0	L+2.0%	-	✓
Total Corporate Obligations	**$4,318**	**$2,421**			
Term Loan Facility	$1,000	$903	L+1.6%	81.7%	✓
Collateralized Loan Obligation	$807	$807	L+1.4%	80.9%	✓
Total Leverage	**$6,125**	**$4,131**			

Leverage Ratios



3.7x
0.2x
3.5x
2.1x
0.1x
2.0x
CECL Impact
Pre-CECL
Debt-to-Equity Ratio (2)
Total Leverage Ratio (3)

Outstanding Secured Financing(4)



Term Credit Facilities 24%
Term Loan Facility 21%
Term Lending Agreement 21%
Collateralized Loan Obligation 19%
Senior Loan Interests 7%
Secured Term Loan 7%
Asset Specific Financing 1%
Non-Mark-to-Market 76%

(1) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions.
(2) Represents (i) total outstanding debt agreements (excluding non-recourse term loan facility), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end.
(3) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end.
(4) Based on outstanding face amount of secured financing, including non-consolidated senior interests, which result from non-recourse sales of senior loan interest in loans KREF originated, and excludes convertible notes and the corporate revolving credit facility.

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KKR REAL ESTATE FINANCE TRUST

Financing Overview: Term Credit Facilities 14 Counterparty Total / Weighted Average Drawn $520 $421 $77 $1,018 Capacity $1,000 $600 $240 $1,840 Collateral: Loans / Principal Balance 5 Loans / $804 8 Loans / $588 2 Loans / $158 15 Loans / $1,549 Final Stated Maturity(1) November 2023 December 2022 October 2023 - Weighted Average Pricing L + 1.5% L + 2.0% L + 1.9% L + 1.7% Weighted Average Advance 64.6% 71.7% 48.7% 65.7% Mark-to-market Credit Only Credit Only Credit Only - Property Type(2): ($ in Millions) Multi- family 65% Office 19% Industrial 6% Student Housing 5% Condo 3% Retail 2% (1) Based on extended maturity date. (2) Based on principal balance of financing.

Liquidity Overview $209.3 $335.0 $26.8 $571.1 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity 15 ($ in Millions) (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts. (1) Sources of Available Liquidity

Portfolio Benefits from Attractive in the Money LIBOR Floors 16 • 99.9% of the loan portfolio is indexed to one-month USD LIBOR • Portfolio benefits from current low rate environment given in-place LIBOR floors  69% and 50% of the portfolio is subject to a LIBOR floor of at least 1.0% and 1.65%, respectively  Portfolio weighted average LIBOR floor of 1.43%  14% of total outstanding financing, including the Secured Term Loan, is subject to a LIBOR floor greater than 0.0% Net Interest Income Per Share Quarterly Sensitivity to LIBOR(1) (1) Portfolio as of March 31, 2021. 0.25% LIBOR as of 3/31/2021 ($ Impact Per Share / Q) 0.50% 0.75% 1.00%0.11% $0.00 LIBOR LIBOR = 0.00%

Appendix 17

Portfolio Details

#	Investment	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Current Principal Amount	Net Equity[3]	Future Funding[4]	Coupon[5][6]	Max Remaining Term (Yrs)[5][7]	Loan Per SF / Unit / Key	LTV[5][8]	Risk Rating
Senior Loans[1]														
1	Senior Loan	Chicago, IL	Multifamily	6/28/2019	340.0	340.0	339.8	78.9	0.2	L + 2.8%	5.3	$ 424,752 / unit	75%	3
2	Senior Loan	Arlington, VA	Multifamily	6/28/2019	345.0	278.8	271.1	71.8	7.7	L + 2.6%	3.3	$ 244,215 / unit	70%	3
3	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	260.0	260.0	243.0	58.5	17.0	L + 3.6%	4.9	$ 453,358 / unit	68%	3
4	Senior Loan	Boston, MA	Office	5/24/2018	250.5	250.5	213.8	43.8	36.7	L + 3.2%	2.8	$ 455 / SF	53%	3
5	Senior Loan	New York, NY	Condo (Resi)	12/20/2018	234.5	234.5	202.1	45.3	32.4	L + 3.6%	2.8	$ 1,262 / SF	71%	4
6	Senior Loan	Various	Multifamily	5/31/2019	216.5	216.5	211.9	39.0	4.6	L + 3.5%	3.2	$ 198,039 / unit	74%	3
7	Senior Loan	Minneapolis, MN	Office	11/13/2017	194.4	194.4	194.4	37.5	-	L + 3.8%	1.7	$ 179 / SF	63%	2
8	Senior Loan	Boston, MA	Office	2/4/2021	375.0	187.5	187.5	37.3	-	L + 3.3%	4.9	$ 506 / SF	71%	3
9	Senior Loan	Chicago, IL	Multifamily	6/6/2019	186.0	186.0	179.5	39.6	3.6	L + 3.6%	3.2	$ 364,837 / unit	72%	3
10	Senior Loan	Denver, CO	Multifamily	8/13/2019	185.0	185.0	174.1	53.2	10.9	L + 2.8%	3.4	$ 293,132 / unit	64%	3
11	Senior Loan	Irvine, CA	Office	11/15/2019	183.3	183.3	165.5	49.4	17.8	L + 2.9%	3.6	$ 260 / SF	66%	3
12	Senior Loan	Philadelphia, PA	Office	4/11/2019	182.6	182.6	155.3	26.0	27.3	L + 2.6%	3.1	$ 220 / SF	65%	3
13	Senior Loan	Washington, D.C.	Office	12/20/2019	175.5	175.5	84.7	29.0	90.8	L + 3.4%	3.8	$ 414 / SF	58%	3
14	Senior Loan	Seattle, WA	Office	9/13/2018	172.0	172.0	172.0	33.8	-	L + 3.9%	2.5	$ 502 / SF	62%	3
15	Senior Loan	Chicago, IL	Office	7/15/2019	170.0	170.0	133.3	24.3	36.7	L + 3.3%	3.4	$ 128 / SF	59%	3
16	Senior Loan	Philadelphia, PA	Office	6/19/2018	165.0	165.0	165.0	37.4	-	L + 2.5%	2.3	$ 169 / SF	71%	3
17	Senior Loan	New York, NY	Multifamily	12/5/2018	163.0	163.0	148.0	23.5	15.0	L + 2.6%	2.7	$ 556,391 / unit	67%	3
18	Senior Loan	Oakland, CA	Office	10/23/2020	509.9	159.7	95.3	15.1	10.1	L + 4.3%	4.6	$ 293 / SF	65%	3
19	Senior Loan	Plano, TX	Office	2/6/2020	153.7	153.7	118.9	24.5	34.8	L + 2.7%	3.9	$ 166 / SF	64%	3
20	Senior Loan	Fort Lauderdale, FL	Hospitality	11/9/2018	140.0	140.0	130.0	25.5	10.0	L + 3.4%	2.7	$ 375,723 / key	66%	3
21	Senior Loan	Boston, MA	Multifamily	3/29/2019	138.0	138.0	137.0	22.5	1.0	L + 2.7%	3.0	$ 351,282 / unit	63%	3
22	Senior Loan	West Palm Beach, FL	Multifamily	11/7/2018	135.0	135.0	132.6	22.2	2.4	L + 2.9%	2.6	$ 163,270 / unit	73%	3
23	Senior Loan[9]	Portland, OR	Retail	10/26/2015	109.6	109.6	109.6	89.6	-	L + 5.5%	0.0	$ 101 / SF	n/a	5
24	Senior Loan	San Diego, CA	Multifamily	2/3/2020	102.3	102.3	102.3	21.0	-	L + 3.3%	3.9	$ 442,965 / unit	71%	3
25	Senior Loan	New York, NY	Condo (Resi)	8/4/2017	99.2	99.2	99.2	66.3	-	L + 4.7%	0.5	$ 1,712 / SF[10]	73%	4
26	Senior Loan	Denver, CO	Industrial	12/11/2020	95.8	95.8	31.0	17.5	64.8	L + 3.8%	4.8	$ 21 / SF	76%	3
27	Senior Loan	State College, PA	Student Housing	10/15/2019	93.4	93.4	74.3	21.9	19.1	L + 2.7%	3.6	$ 62,239 / bed	64%	3
28	Senior Loan	Seattle, WA	Multifamily	9/7/2018	92.3	92.3	92.3	16.8	-	L + 2.6%	2.4	$ 515,571 / unit	76%	3
29	Senior Loan	Dallas, TX	Office	1/22/2021	87.0	87.0	87.0	21.0	-	L + 3.3%	4.9	$ 288 / SF	65%	3
30	Senior Loan	New York, NY	Multifamily	3/29/2018	86.0	86.0	86.0	14.6	-	L + 2.6%	2.0	$ 462,366 / unit	48%	3
31	Senior Loan	Seattle, WA	Office	3/20/2018	80.7	80.7	80.7	14.7	-	L + 3.6%	2.0	$ 466 / SF	61%	3
32	Senior Loan	Austin, TX	Multifamily	12/4/2020	80.0	80.0	78.5	17.1	1.5	L + 3.7%	3.7	$ 201,305 / unit	77%	3
33	Senior Loan	Brooklyn, NY	Hospitality	1/18/2019	77.3	77.3	77.3	17.1	-	L + 2.9%	2.9	$ 394,218 / key	69%	4
34	Senior Loan	Philadelphia, PA	Multifamily	10/30/2018	77.0	77.0	77.0	13.1	-	L + 2.7%	2.6	$ 150,391 / unit	73%	3
35	Senior Loan	Herndon, VA	Multifamily	12/23/2019	73.9	73.9	73.2	12.1	0.7	L + 2.5%	3.8	$ 248,926 / unit	72%	3
36	Senior Loan	Arlington, VA	Multifamily	10/23/2020	141.8	70.9	69.5	13.9	1.4	L + 3.8%	4.5	$ 386,306 / unit	73%	3
37	Senior Loan	Queens, NY	Industrial	7/21/2017	70.1	70.1	66.9	16.7	3.2	L + 3.0%	1.4	$ 111 / SF	77%	4
38	Senior Loan	Washington, D.C.	Multifamily	12/4/2020	69.0	69.0	65.4	16.1	3.6	L + 3.5%	4.7	$ 261,793 / unit	63%	3
39	Senior Loan	Austin, TX	Multifamily	9/12/2019	67.5	67.5	67.5	12.5	-	L + 2.5%	3.4	$ 191,218 / unit	75%	3
40	Senior Loan	Denver, CO	Multifamily	10/14/2020	80.0	40.0	38.7	7.2	1.3	L + 3.6%	3.6	$ 461,266 / unit	49%	3
Total / Weighted Average					**$6,457.8**	**$5,743.0**	**$5,231.2**	**$1,247.3**	**$454.6**	**L + 3.2%**	**3.3**		**68%**	**3.1**
Non-Senior Loans														
1	Floating Rate Mezzanine	Westbury, NY	Multifamily	1/27/2020	20.0	20.0	20.0	19.9	-	L + 9.0%	3.3	$ 464,135 / unit	66%	3
2	Fixed Rate Mezzanine[11]	Various	Retail	6/19/2015	5.5	5.5	5.5	0.9	-	11.0%	4.3	$ 45 / SF	71%	5
3	Real Estate Corporate Loan[12]	n/a	Multifamily	12/11/2020	94.2	37.7	37.7	36.9	-	L + 12.0%	4.7	n/a	n/a	3
Total / Weighted Average					**$119.7**	**$63.2**	**$63.2**	**$57.7**	**$0.0**	**12%**	**4.3**		**67%**	**3.2**
CMBS														
Total / Weighted Average						**$40.0**	**$35.7**	**$35.7**	**$4.3**	**4.7%**	**8.2**		**58%**	
Portfolio Total / Weighted Average						**$5,846.2**	**$5,330.1**	**$1,340.7**	**$458.9**	**4.7%**	**3.3**		**67%**	**3.1**
1Q21 Outstanding Portfolio[13]														**$5,330.1**

*See footnotes on subsequent page

18

KKR REAL ESTATE FINANCE TRUST

Portfolio Details (1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan syndications. • For Senior Loan 8, the total whole loan is $375.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan or $187.5 million, of which a $150.0 million senior note was syndicated to a third party lender. Post syndication, KREF retained a mezzanine loan with a total commitment of $37.5 million, fully funded as of March 31, 2021, at an interest rate of L + 7.9%. • For Senior Loan 9, the total whole loan is $186.0 million, of which an $81.6 million senior note was syndicated to a third party lender. Post syndication, KREF retained the mezzanine loan and a 45% interest in the senior loan which both totaled $104.4 million commitment, of which $100.7 million was funded as of March 31, 2021, at a blended interest rate of L + 4.7%. • For Senior Loan 18, the total whole loan is $509.9 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 31% of the loan or $159.7 million, of which $134.7 million in senior notes were syndicated to third party lenders. Post syndication, KREF retained a mezzanine loan with a total commitment of $25.0 million, of which $14.8 million was funded as of March 31, 2021, at an interest rate of L + 12.9%. (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings and (ii) the cost basis of our investment in RECOP I. (4) Represents Committed Principal Amount less Current Principal Amount on Senior Loans and $4.3 million of unfunded commitment to RECOP I. (5) Weighted averages are weighted by current principal amount for senior loans and non-senior loans and by net equity for our RECOP I CMBS B-Piece investment. Non-Senior Loan 3 is excluded from the weighted average LTV. (6) L = one-month USD LIBOR rate; greater of (i) spot one-month USD LIBOR rate of 0.11% and (ii) LIBOR floor, where applicable, included in portfolio-wide averages represented as fixed rates. (7) Max remaining term (years) assumes all extension options are exercised, if applicable. (8) For senior loans, loan-to-value ratio ("LTV") LTV is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for Senior Loan 3, LTV is based on the initial loan amount divided by the appraised bulk sale value assuming a condo-conversion and no renovation; for Senior Loan 25, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for mezzanine loans, LTV is based on the current balance of the whole loan dividend by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Senior Loan, 23 is a non—performing 5-rated loan that was placed on non-accrual status in October 2020. The loan is currently in restructuring discussions. (9) Senior Loan 23 was placed on non-accrual status in October 2020. (10) For Senior Loan 25, Loan per SF of $1,712 is based on the allocated loan amount of the residential units. Excluding the value of the retail and parking components of the collateral, the Loan per SF is $2,036 based on allocating the full amount of the loan to only the residential units. (11) For Non-Senior Loan 1, Current Principal Amount is gross of $4.7 million written-off (of amortized cost). (12) Non-Senior Loan 3 is a real estate corporate loan to a multifamily operator. (13) Represents Current Principal Amount of Senior Loans and Non-Senior Loans and Net Equity for our RECOP I CMBS B-Piece equity method investment. 19

Fully Extended Loan Maturities 20 Fully Extended Loan Maturities(1) ($ in Millions) (1) Excludes RECOP I CMBS B-Piece investment. • Fully extended weighted average loan maturity of 3.3 years(1) $208.7 $261.3 $1,083.6 $2,199.9 $652.6 $888.3 $0 $500 $1,000 $1,500 $2,000 $2,500 2021 2022 2023 2024 2025 2026

21 Consolidated Balance Sheets (1) Includes $40.0 million of loan repayment proceeds held by the servicer and receivable by the CLO as of March 31, 2021. Includes $15.9 million of loan repayment proceeds held by the servicer and receivable by KREF as of December 31, 2020. (2) Includes $0.6 million and $0.9 million of reserve for unfunded loan commitments as of March 31, 2021 and December 31, 2020, respectively. (in thousands - except share and per share data) March 31, 2021 December 31, 2020 Assets Cash and cash equivalents $ 209,347 $ 110,832 Commercial mortgage loans, held-for-investment 5,026,920 4,844,534 Less: Allowance for credit losses (58,473) (59,801) Commercial mortgage loans, held-for-investment, net 4,968,447 4,784,733 Equity method investments 33,624 33,651 Accrued interest receivable 16,513 15,412 Other assets (1) 44,949 20,984 Total Assets $ 5,272,880 $ 4,965,612 Liabilities and Equity Liabilities Secured financing agreements, net $ 2,876,743 $ 2,574,747 Collateralized loan obligation, net 807,000 810,000 Secured term loan, net 287,720 288,028 Convertible notes, net 140,806 140,465 Loan participations sold, net 66,237 66,232 Dividends payable 24,119 24,287 Accrued interest payable 7,868 5,381 Due to affiliates 4,516 6,243 Accounts payable, accrued expenses and other liabilities (B) 4,493 4,823 Total Liabilities 4,219,502 3,920,206 Commitments and Contingencies Temporary Equity Redeemable preferred stock 2,562 1,852 Permanent Equity Preferred stock, 50,000,000 authorized (1 share with par value of $0.01 issued and outstanding as of March 31, 2021 and December 31, 2020, respectively) - - Common stock, 300,000,000 authorized (55,619,428 shares with par value of $0.01 issued and outstanding as of March 31, 2021 and December 31, 2020, respectively) 556 556 Additional paid-in capital 1,171,689 1,169,695 Accumulated deficit (60,430) (65,698) Repurchased stock, 3,900,326 shares repurchased as of March 31, 2021 and December 31, 2020, respectively (60,999) (60,999) Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,050,816 1,043,554 Total Permanent Equity 1,050,816 1,043,554 Total Liabilities and Equity $ 5,272,880 $ 4,965,612

22 Consolidated Statements of Income (in thousands - except share and per share data) March 31, 2021 December 31, 2020 March 31, 2020 Net Interest Income Interest income $ 64,766 $ 63,201 $ 71,079 Interest expense 27,383 28,835 39,082 Total net interest income 37,383 34,366 31,997 Other Income Income (loss) from equity method investments 1,090 1,168 (1,901) Other income 66 86 360 Total other income (loss) 1,156 1,254 (1,541) Operating Expenses General and administrative 3,505 2,862 3,767 Provision for (Reversal of) credit losses, net (1,588) (3,438) 55,274 Management fees to affiliate 4,290 4,252 4,299 Incentive compensation to affiliate 2,192 2,929 1,606 Total operating expenses 8,399 6,605 64,946 Income (Loss) Before Income Taxes, Preferred Dividends and Redemption Value Adjustment 30,140 29,015 (34,490) Income tax expense (benefit) 48 157 82 Net Income (Loss) 30,092 28,858 (34,572) Preferred Stock Dividends and Redemption Value Adjustment 908 82 592 Net Income (Loss) Attributable to Common Stockholders $ 29,184 $ 28,776 $ (35,164) Net Income (Loss) Per Share of Common Stock, Basic $ 0.52 $ 0.52 $ (0.61) Net Income (Loss) Per Share of Common Stock, Diluted $ 0.52 $ 0.52 $ (0.61) Weighted Average Number of Shares of Common Stock Outstanding, Basic 55,619,428 55,619,428 57,346,726 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 55,731,061 55,669,230 57,346,726 Dividends Declared per Share of Common Stock $ 0.43 $ 0.43 $ 0.43 Three Months Ended

Reconciliation of GAAP Net Income to Distributable Earnings 23 (1) Includes $0.7 million, ($0.1) million, and $0.4 million non-cash redemption value adjustment of our SNVPS during 1Q'21, 4Q'20 and 1Q'20, respectively. (2) Includes $0.0 million, ($0.1) million, and $3.0 million of unrealized loss (gain) on RECOP I, an equity method investment, during 1Q'21, 4Q'20,and 1Q'20, respectively. (in thousands - except share and per share data) March 31, 2021 December 31, 2020 March 31, 2020 Net Income (Loss) Attributable to Common Stockholders 29,184$ 28,776$ (35,164)$ Adjustments Non-cash equity compensation expense 1,994 1,305 1,607 Unrealized (gains) or losses (1)(2) 708 (203) 3,444 Provision for (Reversal of) credit losses, net (1,588) (3,438) 55,274 Non-cash convertible notes discount amortization 89 91 90 Distributable Earnings 30,387$ 26,531$ 25,251$ Weighted Average Shares Outstanding Basic 55,619,428 55,619,428 57,346,726 Diluted 55,731,061 55,669,230 57,432,611 Distributable Earnings per Weighted Average Share, Basic 0.55$ 0.48$ 0.44$ Distributable Earnings per Weighted Average Share, Diluted 0.55$ 0.48$ 0.44$ Three Months Ended

Key Definitions 24 “Distributable Earnings": Commencing for all periods ending on or after December 31, 2020, the Company has elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental basis to KREF’s net income as determined in accordance with GAAP as the Company believes it would be useful to investors in evaluating the Company’s operating performance and its ability to pay its dividends. Distributable Earnings replaces the Company’s prior presentation of Core Earnings, and Core Earnings presentations from prior reporting periods have been recast as Distributable Earnings. The Company defines Distributable Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. While Distributable Earnings excludes the impact of the unrealized current provision for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amounts due under any loan, when such amount is determined to be non-collectible. Distributable Earnings should not be considered as a substitute for GAAP net income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs.